FINANCING AGREEMENT

This Financing Agreement ("Agreement") is entered into by and between DUBOIS PARTNERS, LLC ("Borrower"), a Nevada limited liability company, and Elite Dom Establishment ("Lender"), a Registered Trader in Dubai, United Arab Emirates.

WITNESSETH:

WHEREAS, Borrower wishes to borrow Five Million Dollars (US $5,000,000.00) from Lender in the form of a short-term bridge loan ("Bridge Loan");

WHEREAS, Borrower is working with Lender to close long-term financing in the maximum amount of Two Hundred Fifty Million Dollars (US $250,000,000.00), depending on the outcome of ongoing due diligence efforts regarding borrower's projects;

WHEREAS, Borrower and Lender shall execute a separate Promissory Note which shall be attached to this Agreement as Exhibit A;

WHEREAS, Borrower shall execute a separate Guarantee which shall be attached to this Agreement as Exhibit B; and

WHEREAS, Borrower shall repay the Bridge Loan with the proceeds from the long-term financing Lender is arranging.

NOW, THEREFORE, in consideration of the foregoing and of the mutual terms and covenants hereinafter expressed, Borrower and Lender mutually agree as follows:

1. Loan. Borrower hereby agrees to borrow and Lender hereby agrees to lend according to the following terms:

   A. *Bridge Loan Amount*. Five Million Dollars (US $5,000,000.00)

   B. *Payment*. All principal and interest due XX XX XX or upon the closing of Borrower's long-term financing described herein.

   C. *Interest Rate*. The Bridge Loan shall bear interest at the rate of ten percent (10%) per annum.

2. Expenses. Borrower shall be responsible for all costs incurred by both the Borrower and the Lender in the closing of the Bridge Loan.

3. Loan Collateral. As collateral for repayment of the sums being borrowed pursuant hereto, borrower hereby pledges to lender all of its assets, both real and personal, tangible and intangible ("assets").

Assets shall include accounts receivable, inventory, good will, rights to borrower's business name, business phone number(s), bank account balances and all other assets wherever located. Further, borrower covenants and agrees to execute all documents reasonably required by lender to grant lender a perfected security interest in and to all of borrower's assets under the Uniform Commercial Code and any other law; rule or regulation existing in the state where such assets are located from time to time.

4. Guarantees. INDIGO-ENERGY, INC. and EPICENTER OIL & GAS, LLOC shall guarantee the performance and repayment of all principal and interest of the Bridge Loan to the Lender. The Guarantee shall be attached to this Agreement as Exhibit B hereinafter.

5. Performance. Borrower and Lender both agree and acknowledge that the Lender's obligations are dependent upon Spectrum Facilitating Technologies, LLC (Spectrum) receiving the due diligence materials, documents and all other necessities required for the funds commitment. In the event that borrower does not provide Spectrum the requested information and documents in a timely manner, then any and all obligations of the Lender will be canceled without notice and the Lender shall be entitled to recover its reasonable out-of-pocket expenses, including legal costs and attorney fees incurred in connection therewith from the borrower.

REASONABLE AND GIVES NOTICE TO BORROWER OF SUCH FAILURE AND THIS FAILURE IS NOT CURED WITHIN 10 DAYS OF SUCH NOTICE

6. Escrow. Lender may, at its sole discretion, require the Bridge Loan to be escrowed. In such event, then the proceeds of the Bridge Loan shall be disbursed according to a draw schedule which shall be part of any supplemental Escrow Agreement; Lender may act as the escrow agent or, in its sole discretion, appoint a third-party to act as escrow agent.

7. Representations, Warranties and Compliance.

   A. *Execution.* The execution, delivery and performance of this Agreement, in the time and manner herein specified, will not conflict with, result in a breach of, or constitute a default under any existing agreement, indenture or other instrument to which either Borrower or Lender is a party or by which either entity may be bound or affected.

   B. *Corporate Authority.* Both Borrower and Lender have full legal authority to enter into this Agreement and to perform the same in the time and manner contemplated.

   C. *Signatures.* The individuals whose signatures appear below are duly authorized to sign this Agreement on behalf of their respective corporations or entities.

   D. *Promptness.* Borrower will cooperate with Lender to promptly deliver all pertinent materials and requested information enabling Lender, and/or its agents, to perform and maintain proper due diligence efforts relating to this Agreement and the Borrower's business affairs.

   E. *Additional Agreements.* Borrower agrees to enter into such additional agreements, sign such additional documents and/or forms, and provide such additional certifications and documentation as may be requested by Lender, any escrow agent(s), placement agent(s), underwriter(s) or such other party or parties that may be required by Lender.

F. *Material Information Changes.* Borrower shall notify Lender immediately upon the occurrence of any event which might materially affect the condition, financial or otherwise, of Borrower that may negatively impact, directly or indirectly, the Lender's decision to perform on the Bridge Loan.

8. Indemnity. Borrower, at its own expense, shall indemnify, defend and hold the lender and Spectrum, their partners, shareholders, directors, officers, employees, and agents harmless from and against any and all third-party suits, actions, investigations and proceedings, and related costs and expenses (including reasonable attorney's fees) resulting solely and directly from the indemnifying party's negligence or willful misconduct. Borrower shall not be required hereunder to defend, indemnify or hold harmless the lender and/or its partners, shareholders, directors, officers, directors, employees and agents, or any of them, from any liability resulting from the negligence or wrongful acts of the party seeking indemnification or of any third-party. The indemnifying party shall have the right to defend against any such claim with counsel of its own choosing and to settle and/or compromise such claim as it deems appropriate.
9. Other Material Terms and Conditions.

A. *Entire Agreement.* This Agreement together with all documents incorporated by reference herein, constitutes the entire and sole agreement between the parties with respect to the subject matter hereof and supersedes any prior agreements, negotiations, understandings, or other matters, whether oral or written, with respect to the subject matter hereof. This Agreement cannot be modified, changed or amended, except in writing signed by duly authorized representatives of both parties.

B. *Conflict.* In the event of any conflict, ambiguity or inconsistency between this Agreement and any other document which may be annexed hereto, the terms of this Agreement shall govern.

C. *Assignments.* The benefits of this Agreement shall inure to the benefit of the parties hereto, their respective successors and assignees, and of the indemnified parties hereunder and their successors and assigns and representatives, and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns; provided that the rights and obligations of Borrower under this Agreement may not be assigned or delegated without the prior written consent of Lender, and any such purported assignment shall be null and void.

D. *Notices.* Any notice required or permitted to be given under this Agreement shall be in writing, by hand delivery, commercial overnight courier or registered or certified U.S. Mail to the address stated below for both parties and shall be deemed duly given upon receipt, or if by registered or certified U.S. Mail three (3) business days following deposit in the U.S. Mail. The parties hereto may from time to time designate in writing other addresses expressly for the purpose of receipt of notice hereunder.

E. *Severability.* If any provision of this Agreement is declared invalid or unenforceable, such provision shall be deemed modified to the extent necessary and possible to render it valid and enforceable. In any event, the unenforceability or invalidity of any provision shall not affect any other provision of this Agreement, and this Agreement shall continue in full force and effect, and be construed and enforced, as if such provision had not been included, or had been modified as above provided, as the case may be.

SPD 484

F. *Governing Law.* This Agreement shall be interpreted, construed and enforced in accordance with the internal laws of Switzerland, without reference to its conflicts of law principles. All disputes arising out of or under this Agreement shall be adjudicated exclusively within the courts located within the Canton of Zurich and both parties hereby consent to such venue and exclusive jurisdiction of such courts, and waives any and all rights to proceed in any different form.

G. *Paragraph Headings.* The paragraph headings set forth in this Agreement are for the convenience of the parties, and in no way define, limit or describe the scope or intent of this Agreement and are to be given no legal effect.

H. *Counterparts.* This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

I. *Injunctive Relief.* Solely by virtue of their respective execution of this Agreement and in consideration for the mutual covenants of each other, Borrower and Lender hereby agree, consent and acknowledge that, in the even of a breach of any material term of this Agreement, the non-breaching party will be without adequate remedy-at-law and shall therefore, be entitled to immediately redress any material breach of this Agreement by temporary or permanent injunctive or mandatory relief obtained in an action or proceeding instituted in competent court of jurisdiction without the necessity of proving damages and without prejudice to any other remedies which the non-breaching party may have at law or in equity. For the purposes of this Agreement, each party hereby agrees and consents that upon a material breach of this Agreement as aforesaid, in addition to any other legal and/or equitable remedies, the non-breaching party may present a conformed copy of this Agreement to the aforesaid courts and shall thereby be able to obtain an injunction enforcing this Agreement or barring, enjoining or otherwise prohibiting the other party from circumventing the express written intent of the parties of this Agreement.

J. *Attorney's Fees.* In the event arbitration, litigation, action, suit or other proceeding is instituted to remedy, prevent or obtain relief from a breach of this Agreement, in relation to a breach of this Agreement or pertaining to a declaration of rights under this Agreement, the prevailing party will recover all such party's attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom. As used in this Agreement, attorneys' fees will be deemed to be the full and actual cost of any legal services actually performed in connection with the matters involved, including those related to any appeal or the enforcement of any judgement calculated on the basis of the usual fee charged by attorneys performing such services.

SIGNATURES ON PAGE 5

SPD 484

IN WITNESS WHEREOF, the parties, by their duly authorized representative, have caused this Agreement to be executed on the 11th day of June, 2009.

DUBOIS PARTNERS, LLC. Borrower

By: ______________________
Frank G. Finkbeiner, Managing Member of
EPICENTER OIL & GAS, LLC, Manager

____
Witness Signature

STANLEY L. TEEPLE
Printed Name of Witness

By: ______________________
Steve Durdin, Chief Executive Officer of
INDIGO-ENERGY, LLC, Manager

____
Witness Signature

STANLEY L. TEEPLE
Printed Name of Witness

Address for Notice:

EPICENTER OIL & GAS
c/o FRANK FINKBEINER
108 HILLCREST ST.
ORLANDO, FL 32801

ELITE DOM ESTABLISHMENT, Lender

BY: ______________________

____
Witness Signature

D. SCOTT SETRA
Printed Name of Witness

Address for Notice:

INDIGO-ENERGY, INC.
701 N. GREEN VALLEY PKWY ST 200
HENDERSON, NV 89074

Exhibit "A"

PROMISSORY NOTE

FOR VALUE RECEIVED ON _____________, 2009, ________________________ ("Borrower"),

a DUBOIS PARTNERS, LLC, hereby promises to pay to the order of Elite Dom Establishment ("Lender"), a Registered Trader in Dubai, United Arab Emirates, or its assigns, the principal sum of Five Million Dollars (US$5,000,000.00) in lawful U.S. currency ("Bridge Loan"). The principal amount, plus all accrued interest and expenses, if any, shall be payable in full within 10 DAYS from the date of receipt of ~~the Bridge Loan~~. LONG TERM FINANCING SPD

The Bridge Loan shall accrue interest at the rate of ten percent (10%) per annum.

The Borrower shall be entitled to prepay the entire unpaid principal balance, plus accrued interest and expenses, if any, without penalty. Upon such payment, the borrower shall be relieved of all liability pursuant hereto.

The Borrower hereby secures the principal amount, plus accrued interest and expenses, if any, with all property and other interests owned by Borrower. All of the officers, directors and shareholders hereby personally guarantee the repayment of all principal, interest and expenses, if any, of this Bridge Loan.

If the Borrower fails to pay any interest and/or principal of this Bridge Loan within ten (10) days of the date such payment is due, the Lender may declare the entire unpaid principal balance of, and all accrued interest and expenses, if any, on this Bridge Loan to be immediately due and payable without presentment, notice, protest or demand of any kind (all of which are expressly waived by the Borrower). While in default, the outstanding principal balance of this Bridge Loan and all accrued interest and expenses on this Bridge Loan, if any, shall bear interest from the date of default at the lessor of: (i) twenty percent (20%) per annum, or (ii) at the maximum rate allowed by law.

Failure by the Lender to exercise any of its rights and remedies shall not constitute a waiver of the right to exercise the same at that or any other time. All rights and remedies of the Lender for default under this Bridge Loan shall be cumulative to the greatest extent permitted by law. Time shall be of the essence in the payment of interest and principal on this Bridge Loan and the performance of Borrower's other obligations under this Bridge Loan.

If there is any default under this Bridge Loan, and this Bridge Loan is placed in the hands of an attorney for collection, or is collected through any court, including, but not limited to, bankruptcy court, the Borrower promises to pay to the Lender reasonable attorney's fees and court costs incurred in collecting or attempting to collect or securing or attempting to secure this Bridge Loan, provided the same is legally allowed by any applicable laws.

The invalidity or unenforceability of any provision of this Bridge Loan shall not impair the validity or enforceability of any other provision of this Bridge Loan.

SPD

The Borrower and any other party who may become primarily or secondarily liable for any of the obligations of the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and nonpayment, and further waive all exemptions to which they may now or hereafter be entitled to under any applicable laws, and further agrees that the Lender shall have the right, without notice, to deal in any way at any time, with the Borrower, or any other guarantor of this Bridge Loan or with any other party who may become primarily or secondarily liable for any of the obligations of the Borrower under this Bridge Loan without waiving any rights the holder of this Bridge Loan may have hereunder or by virtue of any applicable laws.

In the event arbitration, litigation, action, suit or other proceeding is instituted to enforce or interpret this promissory note, the same shall be interpreted, construed and enforced in accordance with the internal laws of Switzerland, without reference to its conflicts of law principles. All disputes arising out of or under this Bridge Loan shall be adjudicated exclusively within the courts located within the Canton of Zurich and both parties hereby consent to such venue and exclusive jurisdiction of such courts, and waives any and all rights to proceed in any different form.

The undersigned hereby acknowledges and agrees to abide by the terms and covenants of the Bridge Loan as set forth above.

DUBOIS PARTNERS, LLC, Borrower

By: ____________________
Frank G. Finkbeiner, Managing Member of
EPICENTER OIL & GAS, LLC, Manager

By: ____________________
Steve Durdin, Chief Executive Officer of
INDIGO-ENERGY, INC., Manager

____
Witness Signature

Stanley L. Teeple
Printed Name of Witness

ELITE DOM ESTABLISHMENT, Lender

By: ____________________
Print Name: Bassam Tabchoury

____
Witness Signature

J. Scott Sitra
Printed Name of Witness

Exhibit "B"

CORPORATE GUARANTY

FOR GOOD CONSIDERATION, and as an inducement for Elite Dom Establishment ("Lender"), a Registered Trader in Dubai, United Arab Emirates, to extend the Bridge Loan described hereinabove in the Financing Agreement ("Agreement") and Promissory Note to DUBOIS PARTNERS, LLC ("Borrower"), a Nevada Limited Liability Company, it is hereby agreed that the undersigned does hereby guaranty to Lender the prompt, punctual and full payment of all monies, including, but not limited to, principal, accrued interest and expenses, if any, now and hereinafter due Lender from Borrower according to the terms and conditions of the above described Agreement and Promissory Note.

Until termination, this guaranty is unlimited as to amount or duration and shall remain in full force and effect notwithstanding any extension, compromise, adjustment, forbearance, waiver, release or discharge of any party obligor or guarantor, or release in whole or in part of any security granted for said indebtedness or compromise or adjustment thereto, and the undersigned waives all notices thereto.

The obligations of the undersigned shall be at the election of the Lender, shall be primary and not necessarily secondary, and the Lender shall not be required to exhaust its remedies against Borrower prior to enforcing its rights under this guaranty against the undersigned.

The guaranty hereunder shall be unconditional and absolute and the undersigned waive all rights of subrogation and set-off until all sums under this guaranty are fully paid. The undersigned further waives all suretyship defenses or defenses in the nature thereof, generally.

In the event payments due under this guaranty are not punctually paid upon demand, then the undersigned shall pay all reasonable costs and attorney's fees necessary for collection and enforcement of this guaranty.

If there are more than one (1) guarantors to this guaranty, the obligations shall be joint and several and binding upon and inure to the benefit of the parties, their successors, assigns and personal representatives.

This guaranty may only be terminated by the Lender. Otherwise the guaranty will terminate once the terms of the Agreement and Promissory Note have been met and all monies owed to Lender, including, but not limited to, principal, accrued interest and expenses, if any, have been paid in full.

Each of the undersigned warrants and represents it has full authority to enter into this Guaranty.

This guaranty shall be binding upon and inure to the benefit of the parties, their successors, assigns and personal representatives.

In the event arbitration, litigation, action, suit or other proceeding is instituted they shall be interpreted, construed and enforced in accordance with the internal laws of Switzerland, without reference to its conflicts of law principles. All disputes arising out of or under this Personal Guaranty shall be adjudicated exclusively within the courts located within the Canton of Zurich and both parties hereby consent to such venue and exclusive jurisdiction of such courts, and waives any and all rights to proceed in any different form.

SPD 484.

IN WITNESS WHEREOF, the parties, by their duly authorized representative, have caused this guarantee to be executed on the 11TH day of June, 2009.

In the presence of:

INDIGO-ENERGY, INC., Guarantor #1

BY: ______________________

Steve Durdin, Chief Executive Officer
Printed Guarantor's Name

____
Witness Signature

Stanley L. Teeple
Printed Witness Name

EPICENTER OIL & GAS, LLC.,
Guarantor #2

BY: ______________________

Frank G. Finkbeiner, Managing Member
Printed Guarantor's Name

____
Witness Signature

Stanley L. Teeple
Printed Witness Name

____
Witness Signature

Stanley L. Teeple
Printed Witness Name

____
Guarantor #3

____
Printed Guarantor's Name

____
Witness Signature

____
Printed Witness Name

____
Guarantor #4

____
Printed Guarantor's Name

SPD 4BG.